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                                     EXHIBIT 23.2

                            CONSENT OF ARTHUR ANDERSEN LLP


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                            INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Intek Global Corporation on Form S-8 of our report dated January 2, 1998 appearing in the Annual Report on Form 10-K of Intek Global Corporation for the year ended September 30, 1997.




                                        Arthur Andersen LLP

Los Angeles, California
April 17, 1998